ANNUAL REPORT
                                 NOVEMBER 30, 1999

                                [GRAPHIC OMITTED]

Mercury
Global
Balanced
Fund

      OF MERCURY ASSET
      MANAGEMENT FUNDS, INC.

                          --------------------
                           M  E  R  C  U  R  Y
                            ASSET  MANAGEMENT
                          --------------------

MERCURY MASTER
GLOBAL BALANCED PORTFOLIO

SECTOR REPRESENTATION OF EQUITIES AND
FIXED-INCOME SECURITIES
--------------------------------------------------------------------------------

As a Percentage of Net Assets as of November 30, 1999

A pie chart depicting portfolio composition according to sector representation of equities and fixed-income securities for the quarter ended November 30, 1999.

                                [GRAPHIC OMITTED]

Multi Industry                    0.1%
Services                         20.3%
Finance                          15.6%
Consumer Goods                   12.4%
Energy                            4.6%
Capital Equipment                16.6%
Materials                         2.3%
Government Obligations           24.4%
Cash Equivalent                   3.7%

GEOGRAPHIC ASSET MIX
--------------------------------------------------------------------------------

As a percentage of Net Assets as of November 30, 1999

A pie chart depicting portfolio composition according to regional representation for the quarter ended November 30, 1999.

                                [GRAPHIC OMITTED]

North America                    50.6%
Europe                           30.4%
Pacific Basin/Asia               19.0%


               November 30, 1999  2   Mercury Global Balanced Fund

DEAR SHAREHOLDER

We are pleased to provide you with this first annual report. For the quarter ended November 30, 1999, Mercury Global Balanced Fund's Class I, Class A, Class B and Class C Shares had total returns of +8.11%, +8.02%, +7.84% and +7.84%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7-9 of this report to shareholders.)

Fiscal Year in Review

Since the Fund's inception on April 30, 1999 through November 30, 1999, Mercury Global Balanced Fund's Class I, Class A, Class B and Class C Shares had total returns of +8.00%, +7.80%, +7.30% and +7.30%, respectively. This compares with a total return of +4.23% over the same period for the Fund's composite benchmark index, which comprises 60% of the unmanaged Morgan Stanley Capital International World (MSCI World) Index and 40% of the Salomon Smith Barney World Government Bond Index.

The predominant sources of our outperformance were the Portfolio's underweighting of bonds in favor of equities, our focus on key growth sectors such as technology infrastructure and telecommunications, and individual stock selection.

The MSCI World Index outperformed the Salomon Smith Barney World Government Bond Index over the fiscal period as global consolidation, robust liquidity and corporate earnings growth underpinned equities. During the same period, the Federal Reserve Board's reversal of its 1998 interest rate cuts and a lingering concern that synchronized economic growth will generate inflationary pressures have left global bond yields largely unchanged from their levels at the end of April, following a heavy sell off in May and June and subsequent recovery in the third quarter of 1999.

During the fiscal period, we maintained an overweight position in the technology and telecommunication sectors, which have been among the strongest of the global sectors. October and November provided significant growth during a period in which equity market increases have tended to be unusually polarized. In particular, JDS Uniphase Corporation, a leading provider of fiber optic cabling, Nokia Oyj, the Finnish mobile telephone manufacturer, and Mannesmann AG, the German telecommunications company, have added significantly to the Fund's relative and absolute performance.

Economic and Market Review

Since the Fund's inception, global economic growth has continued to expand, with US growth in particular running at a high rate. US equities have spent the period in a volatile trading range, as the focus has shifted toward the extent of US interest rate tightenings and the effect of the Year 2000 watershed. A technology driven rally in November, in which the NASDAQ outperformed the Standard & Poor's 500 Index by over 11% left markets at the top of the range. Continued strong growth in the economy underpinned another good season of corporate results, but also gen erated nervousness about the emergence of inflationary pressures that might initiate a downturn in the cycle. The Federal Reserve Board announced that it was moving to a tightening bias and raised interest rates accordingly; although the central bank's stance is currently neutral, interest


              November 30, 1999 3 Mercury Global Balanced Fund rate concerns are likely to affect equity markets going forward. In particular, the long duration sectors that have performed so well over the year should remain in volatile territory until the future direction of interest rates becomes clearer. As such, although we continue to focus on high-quality growth stocks, we are currently unwilling to increase our weighting in this sector.

The Japanese market has enjoyed a period of growth over the fiscal year, with US dollar returns boosted by the strength of the yen. The government's approval of a multi-trillion yen fiscal stimulus package was received well by the stock market, although the consequent need to issue even more bonds put pressure on the bond market. Good news on corporate restructuring was a further feature with an abundance of merger and acquisition activity, including an unusual spate of permitted foreign acquisitions, notably Renault's link up with Nissan Motor Co., and Goodyear Tire & Rubber Company's purchase of Sumitomo Corporation's rubber foreign operations. Though corporate earnings results were not especially robust, many announcements were accompanied by pledges to reduce costs and withdraw from unprofitable businesses. The second quarter of 1999 saw the technical end of Japan's recession with quarter-on-quarter growth of 1.9%, and the Nikkei 225 surged ahead in June, rising 8.8%. This enabled the Japanese stock market to provide one of the best returns from amongst the major world markets during the life of the Fund. However, this also sent the yen soaring against the US dollar and took some of the gloss off a good year as concern mounted over the prospects for exporters. We returned the Portfolio to a more neutral stance for the region within the equity component, after being overweight for much of the period.

Although European markets overall showed gains over the fiscal period, they lagged conspicuously behind the other major world markets, reflecting the sluggishness of recovery in many parts of the region. From the Fund's inception until late October, European markets were largely range bound, with US dollar returns affected further by the weakness of the euro. Corporate activity regularly dominated business headlines, with European merger and acquisition activity outpacing that of the United States in the third quarter. Cross-border transactions broke new records, and domestic consolidation was encouraged by governments in the pursuit of national champions, notably in the French banking and retail sectors with the Carrefour SA--Promodes SA and Banque Nationale de Paris--Paribas SA merger announcements. Until November, stock markets performed indifferently, with the emphasis shifting to future interest rate rises both in Europe and in the United States. As global growth continued to pick up and Germany in particular began to grow, bond yields rose, with the German ten-year government bond yield topping 5.1% by the end of the period. As a result, many high-multiple stocks underperformed over the period, especially pharmaceuticals and financial stocks. In line with their global peers, European telecommunications rose sharply in November, especially those positioned strongly in wireless communications; a merger battle between three of the region's key players--Vodafone Group PLC, Mannesmann AG and Orange PLC--also added strength to valuations. Going forward, we expect continuing consolidation to remain a major theme of the region.

The Pacific region stock markets continued the rebound that began in the first quarter of 1999. A recovery in the value of many Asian currencies early in the year allowed a number of authorities to cut interest rates, and some of the resulting liquidity was channelled


               November 30, 1999 4 Mercury Global Balanced Fund back into stock markets. The Australian market rose on the back of good domestic economic growth, and resource stocks there performed well as oil and gold bounced back. Hong Kong and Singapore finished the period on an encouraging note as strong export orders saw an upward revision of gross domestic product estimates, while China cut interest rates by 100 basis points (1.00%), signifying a willingness to reflate the economy through monetary policy.

Portfolio Activity

In establishing the equity component of the Portfolio, we invested in a broad portfolio of some 140 stocks from 15 countries and across global sectors. We focused on the growth potential of wireless data traffic and established active positions in a number of global telecommunications and telecommunication-related stocks, notably Nippon Telegraph & Telephone Corporation, Sprint Corp., Mannesmann, Nokia and JDS Uniphase. Despite their already impressive growth, these companies appear well placed to prosper over the long term. By the end of November, the Portfolio had reverted to a more neutral stance in terms of sector allocation.

Within equities, major additions to the Portfolio included Warner-Lambert Company, the US pharmaceutical company. The continuing strength of the company's drug pipe-line, notably its cholesterol lowering drug Lipitor, point to solid sales growth and the highest-quality earnings in its sector. Share price rises both before and after its takeover battle with American Home Products Corporation and Pfizer Inc. boosted returns. Other recent additions to the Portfolio included VeriSign, Inc., a company that provides encryption technology for the Internet, and Citrix Systems, Inc., a company that provides Windows software and other applications in thin client systems (this system centralizes processing power and overcomes the problem of excess and underutilized processing power in individual desktop computers).

The fixed-income portion of the Portfolio remained underweight in Japanese bonds throughout the period, given the possible impact of high levels of fiscal stimuli and the size of issuance required to fund them. Over the fiscal period, the Portfolio moved from an overweighted to an underweighted position in North American and European bonds.

Investment Outlook

We remain positive regarding the outlook for international equities given strong economic growth and an absence of inflationary pressures. Although we expect markets to continue to be concerned over the potential for higher inflation and therefore higher interest rates, the sentiment of investors is positive and fund flows into international equities are running at high levels. We feel that concerns over inflation may be slightly overstated, especially given the disinflationary impact of high levels of international capacity and supply.

Over the long-term, global bond yields should trend downward in response to diminished inflationary pressure, but strong domestic demand and increasing investment in the United States in 2000 will continue to put upward pressure on fixed-income yields. Until the extent and rate of the Federal Reserve Board's tightening cycle becomes clearer, we expect global bonds to underperform equities.


                 November 30, 1999  5  Mercury Global Balanced Fund

Economic recovery in Europe does appear to be gaining momentum, which has led to steadily rising earnings expectations. Corporate activity remains intense, and in the Eurozone we believe that increased focus on shareholder value will continue to support equities.

In Conclusion

We thank you for your investment in Mercury Global Balanced Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Jeffrey Peek         /s/ Gary Lowe             /s/ Rupert Watson

Jeffrey Peek             Gary Lowe                 Rupert Watson
President                Portfolio Manager         Portfolio Manager
                         Equity Investments        Fixed-Income Investments

January 11, 2000

--------------------------------------------------------------------------------
Effective in November 1999, Rupert Watson assumed the day-to-day responsibilities as the senior investment professional for the bond portion of Mercury Global Balanced Fund. Mr. Watson has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1998 and was employed by the Bank of England from 1994 to 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To reduce shareholder expenses, Mercury Global Balanced Fund will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.
--------------------------------------------------------------------------------


               November 30, 1999  6  Mercury Global Balanced Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

RECENT PERFORMANCE RESULTS*
================================================================================
                                                 3 Month        Since Inception
As of November 30, 1999                        Total Return      Total Return
================================================================================
Class I                                            +8.11%            +8.00%
--------------------------------------------------------------------------------
Class A                                            +8.02             +7.80
--------------------------------------------------------------------------------
Class B                                            +7.84             +7.30
--------------------------------------------------------------------------------
Class C                                            +7.84             +7.30
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.


              November 30, 1999  7  Mercury Global Balanced Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT
================================================================================

Class I & Class A Shares

A line graph depicting the growth of an investment in the Portfolio's Class I & Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Index, Salomon Smith Barney World Government Bond Index and the Composite Index.

Beginning and ending values are:

                                                 4/30/99**         11/99
Mercury Global Balanced Fund+--
Class I Shares*                                   $ 9,475         $10,223
Class A Shares*                                   $ 9,475         $10,214
MSCI International
World Index++                                     $10,000         $10,739
Salomon Smith Barney World
Government Bond Index (Hedged)+++                 $10,000         $ 9,945
Composite Index++++                               $10,000         $10,423

Class B & Class C Shares

A line graph depicting the growth of an investment in the Portfolio's Class B & Class C Shares compared to growth of an investment in the Morgan Stanley Capital International World Index, Salomon Smith Barney World Government Bond Index and the Composite Index.

Beginning and ending values are:

                                                 4/30/99**         11/99
Mercury Global Balanced Fund+--
Class B Shares*                                   $10,000         $10,330
Class C Shares*                                   $10,000         $10,630
MSCI International
World Index++                                     $10,000         $10,739
Salomon Smith Barney World
Government Bond Index (Hedged)+++                 $10,000         $ 9,945
Composite Index++++                               $10,000         $10,423

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Mercury Master Global Balanced Portfolio of Mercury Asset Management Master Trust. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries.
++ This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
++++ Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Salomon Smith Barney World Government Bond Index (Hedged).

      Past performance is not indicative of future performance.


               November 30, 1999  8  Mercury Global Balanced Fund

FUND PERFORMANCE DATA (CONCLUDED)

AGGREGATE TOTAL RETURN
================================================================================
                                                    % Return        % Return
                                                  Without Sales    With Sales
Class I Shares                                       *Charge         Charge**
================================================================================
Inception (4/30/99)
through 9/30/99                                       +0.30%         -4.97%
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

                                                    % Return        % Return
                                                     Without          With
Class B Shares*                                       CDSC            CDSC**
================================================================================
Inception (4/30/99)
through 9/30/99                                       -0.10%         -4.10%
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.

**    Assuming payment of applicable contingent deferred sales charge.

                                                    % Return        % Return
                                                  Without Sales    With Sales
Class A Shares                                       *Charge         Charge**
================================================================================
Inception (4/30/99)
through 9/30/99                                       +0.20%        -5.06%
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

                                                    % Return        % Return
                                                     Without          With
Class C Shares*                                       CDSC            CDSC**
================================================================================
Inception (4/30/99)
through 9/30/99                                       -0.10%        -1.10%
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.

**    Assuming payment of applicable contingent deferred sales charge.


               November 30, 1999  9  Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 1999
--------------------------------------------------------------------------------

MERCURY GLOBAL BALANCED FUND
================================================================================

Assets:

Investment in Mercury Master Global Balanced Portfolio, at
 value (identified cost--$442,853,200)                            $ 481,039,945
Other assets                                                            155,708
                                                                  -------------
Total assets                                                        481,195,653
                                                                  -------------
--------------------------------------------------------------------------------

Liabilities:

Payable to distributor                                                  377,783
Payable to administrator                                                 10,688
Accrued expenses and other liabilities                                  657,848
                                                                  -------------
Total liabilities                                                     1,046,319
                                                                  -------------
--------------------------------------------------------------------------------

Net Assets:

Net assets                                                        $ 480,149,334
                                                                  =============
--------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                $         124
Class A Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                          403
Class B Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                        2,584
Class C Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                        1,361
Paid-in capital in excess of par                                    446,288,458
Undistributed investment income--net                                  1,649,867
Accumulated realized capital losses on investments from the
 Portfolio--net                                                      (5,980,208)
Unrealized appreciation on investments and foreign currency
 transactions from the Portfolio--net                                38,186,745
                                                                  -------------
Net assets                                                        $ 480,149,334
                                                                  =============
--------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $13,333,484 and 1,235,013
 shares outstanding                                               $       10.80
                                                                  =============
Class A--Based on net assets of $43,441,957 and 4,029,794
 shares outstanding                                               $       10.78
                                                                  =============
Class B--Based on net assets of $277,295,926 and 25,839,845
 shares outstanding                                               $       10.73
                                                                  =============
Class C--Based on net assets of $146,077,967 and 13,610,699
 shares outstanding                                               $       10.73
                                                                  =============
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                  November 30, 1999  10  Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Period April 30, 1999+ to November 30, 1999
--------------------------------------------------------------------------------

MERCURY GLOBAL BALANCED FUND
================================================================================

Investment Income:

Investment income allocated from the Portfolio (net of
$179,248 foreign withholding tax)                                              $  7,365,911
Expenses allocated from the Portfolio                                            (1,846,311)
                                                                               ------------
Net investment income from the Portfolio                                          5,519,600
                                                                               ------------
-------------------------------------------------------------------------------------------

Expenses:

Account maintenance and distribution fees--Class B             $ 1,522,930
Account maintenance and distribution fees--Class C                 774,945
Administration fee                                                 525,546
Transfer agent fees--Class B                                       175,520
Transfer agent fees--Class C                                        93,374
Offering costs                                                      73,610
Printing and shareholder reports                                    62,967
Account maintenance fees--Class A                                   62,638
Registration fees                                                   52,097
Professional fees                                                   48,110
Transfer agent fees--Class A                                        25,428
Accounting services                                                 11,674
Transfer agent fees--Class I                                         8,068
Other                                                                  285
                                                               -----------
Total expenses                                                                    3,437,192
                                                                               ------------
Investment income--net                                                            2,082,408
                                                                               ------------
-------------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) from the Portfolio--Net:

Realized loss from the Portfolio on:
  Investments--net                                              (5,980,208)
  Foreign currency transactions--net                              (512,976)      (6,493,184)
                                                               -----------
Unrealized appreciation on investments and foreign currency
  transactions from the Portfolio--net                                           38,186,745
                                                                               ------------
Net realized and unrealized gain on investments and foreign
  currency transactions from the Portfolio                                       31,693,561
                                                                               ------------
Net Increase in Net Assets Resulting from Operations                           $ 33,775,969
                                                                               ============
-------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                November 30, 1999  11  Mercury Global Balanced Fund

STATEMENT OF CHANGES
IN NET ASSETS

For the Period April 30, 1999+ to November 30, 1999
--------------------------------------------------------------------------------

MERCURY GLOBAL BALANCED FUND
================================================================================

Increase (Decrease) in Net Assets:
--------------------------------------------------------------------------------

Operations:

Investment income--net                                                      $   2,082,408
Realized loss on investments and foreign currency transactions from the
 Portfolio--net                                                                (6,493,184)
Unrealized appreciation on investments and foreign currency transactions
 from the Portfolio--net                                                       38,186,745
                                                                            -------------
Net increase in net assets resulting from operations                           33,775,969
                                                                            -------------
-----------------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital share transactions            446,273,365
                                                                            -------------
-----------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                                  480,049,334
Beginning of period                                                               100,000
                                                                            -------------
End of period*                                                              $ 480,149,334
                                                                            =============
-----------------------------------------------------------------------------------------
*     Undistributed investment income--net                                  $   1,649,867
+     Commencement of operations.                                           =============

      See Notes to Financial Statements.


                November 30, 1999 12 Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY GLOBAL BALANCED FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                          For the Period April 30, 1999+ to November 30, 1999
                                          ----------------------------------------------------
Increase (Decrease) in Net Asset Value:    Class I        Class A        Class B       Class C
----------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period      $  10.00      $  10.00       $  10.00      $  10.00
                                          ----------------------------------------------------
Investment income--net                         .11           .09            .04           .04
Realized and unrealized gain on
 investments and foreign currency
 transactions from the Portfolio--net          .69           .69            .69           .69
                                          ----------------------------------------------------
Total from investment operations               .80           .78            .73           .73
                                          ----------------------------------------------------
Net asset value, end of period            $  10.80      $  10.78       $  10.73      $  10.73
                                          ====================================================
----------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share            8.00%+++      7.80%+++       7.30%+++      7.30%+++
                                          ====================================================
----------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                    1.10%*        1.35%*         2.12%*        2.10%*
                                          ====================================================

Investment income--net                        1.73%*        1.47%*          .68%*         .70%*
                                          ====================================================
----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)  $ 13,333      $ 43,442       $277,296      $146,078
                                          ====================================================
----------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Aggregate total investment return.

      See Notes to Financial Statements.


              November 30, 1999  13  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY GLOBAL BALANCED FUND
================================================================================

1     Significant Accounting Policies:

      Mercury Global Balanced Fund (the "Fund") is part of Mercury Asset Management Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. Prior to commencement of operations on April 30, 1999, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on April 21, 1999 to Mercury Asset Management International Ltd. ("Mercury International") for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.


             November 30, 1999  14  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

      (f) Investment transactions--Investment transactions are accounted for on a trade date basis.

      (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $80,435 have been reclassified between paid-in capital in excess of par and net investment income and $512,976 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2     Transactions with Affiliates:

      The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      The Corporation has also entered into a Distribution Agreement and Distribution Plans with Mercury Funds Distributor ("MFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                   Account        Distribution
                                               Maintenance Fee        Fee
      ==========================================================================
      Class A                                       .25%               --
      --------------------------------------------------------------------------
      Class B                                       .25%              .75%
      --------------------------------------------------------------------------
      Class C                                       .25%              .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected


                November 30, 1999  15  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the period April 30, 1999 to November 30, 1999, MFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                   MFD                 MLPF&S
      ==========================================================================
      Class A                                  $   10,322            $2,017,017
      --------------------------------------------------------------------------

      For the period April 30, 1999 to November 30, 1999, MLPF&S received contingent deferred sales charges of $330,505 and $61,376 relating to transactions in Class B and Class C Shares, respectively.

      Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, Mercury International, FAM, PSI, PFD, FDS, and/or ML & Co.

3     Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the period April 30, 1999 to November 30, 1999 were $454,549,093 and $11,010,246, respectively.

4     Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $446,273,365 for the period April 30, 1999 to November 30, 1999.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Period April 30, 1999+
      to November 30, 1999                             Shares      Dollar Amount
      ==========================================================================
      Shares sold                                     1,616,297    $ 16,138,828
      Shares redeemed                                  (383,784)     (3,878,805)
                                                     --------------------------
      Net increase                                    1,232,513    $ 12,260,023
                                                     ==========================
      --------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


               November 30, 1999  16  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      Class A Shares for the Period April 30, 1999+
      to November 30, 1999                             Shares      Dollar Amount
      ==========================================================================
      Shares sold                                    4,650,095     $ 46,464,008
      Shares redeemed                                 (622,801)      (6,280,604)
                                                    ---------------------------
      Net increase                                   4,027,294     $ 40,183,404
                                                    ===========================
      --------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

      Class B Shares for the Period April 30, 1999+
      to November 30, 1999                            Shares       Dollar Amount
      ==========================================================================
      Shares sold                                   27,272,894     $272,311,072
      Shares redeemed                               (1,435,549)     (14,441,505)
                                                   ----------------------------
      Net increase                                  25,837,345     $257,869,567
                                                   ============================
      --------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

      Class C Shares for the Period April 30, 1999+
      to November 30, 1999                            Shares       Dollar Amount
      ==========================================================================
      Shares sold                                   14,563,255     $145,538,987
      Shares redeemed                                 (955,056)      (9,578,616)
                                                   ----------------------------
      Net increase                                  13,608,199     $135,960,371
                                                   ============================
      --------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

5     Subsequent Event:

      On December 17, 1999, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.200738 per Class I Share, $.185054 per Class A Share, $.140801 per Class B Share and $.142783 per Class C Share, payable on December 23, 1999 to shareholders of record as of December 17, 1999.


             November 30, 1999  17  Mercury Global Balanced Fund

INDEPENDENT AUDITORS' REPORT

MERCURY GLOBAL BALANCED FUND
================================================================================

The Board of Directors and Shareholders,
Mercury Global Balanced Fund (One of the Series constituting
Mercury Asset Management Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Global Balanced Fund as of November 30, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 1999 (commencement of operations) to November 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Global Balanced Fund as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 1999 (commencement of operations) to November 30, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 18, 2000


              November 30, 1999  18  Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

                                                                           In US Dollars
                                                                        ---------------------
                    Shares Held/                                                   Percent of
Industries          Face Amount               Investments               Value      Net Assets
---------------------------------------------------------------------------------------------
EUROPE
=============================================================================================
Belgium

Utilities--                1,515     Electrabel SA                      $   483,216    0.1%
Electric & Gas
---------------------------------------------------------------------------------------------
                                     Total Investments in Belgium           483,216    0.1
---------------------------------------------------------------------------------------------

Denmark

Foreign            Dkr36,200,000     Kingdom of Denmark, 6% due
Government                           11/15/2009                           5,068,593    1.0
Obligations
---------------------------------------------------------------------------------------------
                                     Total Investments in Denmark         5,068,593    1.0
---------------------------------------------------------------------------------------------

Finland

Electrical &              38,628     Nokia Oyj                            5,468,028    1.1
Electronics
---------------------------------------------------------------------------------------------
                                     Total Investments in Finland         5,468,028    1.1
---------------------------------------------------------------------------------------------

France

Banking                   18,797     Banque Nationale de Paris (BNP)      1,722,159    0.4
---------------------------------------------------------------------------------------------
Business/                 21,031     Vivendi                              1,672,747    0.3
Public Services
---------------------------------------------------------------------------------------------
Energy Sources            19,095     Total Fina SA 'B'                    2,539,602    0.5
---------------------------------------------------------------------------------------------
Foreign         (euro)10,450,000     French Btan, 4.50% due 7/12/2002    10,586,680    2.2
Government      (euro) 5,500,000     French OAT, 5.25% due 4/25/2008      5,584,363    1.2
Obligations                                                             ---------------------
                                                                         16,171,043    3.4
---------------------------------------------------------------------------------------------
Insurance                 14,835     Axa                                  1,999,914    0.4
---------------------------------------------------------------------------------------------
Leisure/Tourism            6,744     Accor SA                             1,530,434    0.3
---------------------------------------------------------------------------------------------
Merchandising              8,239     Carrefour SA                         1,435,039    0.3
                          11,033     Pinault-Printemps-Redoute SA         2,299,361    0.5
                                                                        ---------------------
                                                                          3,734,400    0.8
---------------------------------------------------------------------------------------------
                                     Total Investments in France         29,370,299    6.1
---------------------------------------------------------------------------------------------

Germany

Automobiles               15,883     DaimlerChrysler AG                   1,080,992    0.2
---------------------------------------------------------------------------------------------
Banking         (euro) 3,100,000     Deutsche Ausgleichsbank, 6.50%
                                     due 9/15/2004                        3,079,850    0.6
                          21,456     HypoVereinsbank                      1,330,677    0.3
                                                                        ---------------------
                                                                          4,410,527    0.9
---------------------------------------------------------------------------------------------
Chemicals                 26,728     Bayer AG                             1,130,210    0.3
---------------------------------------------------------------------------------------------


                  November 30, 1999  19  Mercury Global Balanced Fund

                                                                               In US Dollars
                                                                          ------------------------
                    Shares Held/                                                        Percent of
Industries          Face Amount               Investments                    Value      Net Assets
--------------------------------------------------------------------------------------------------
EUROPE (continued)
==================================================================================================
Germany (concluded)

Electrical &              29,181     Siemens AG                           $ 2,940,881      0.6%
Electronics
--------------------------------------------------------------------------------------------------
Foreign                              Bundesobligation:
Government      (euro)10,500,000       5% due 8/20/2001                    10,747,995      2.2
Obligations     (euro) 7,800,000       3.25% due 2/17/2004                  7,473,353      1.6
                                     Bundesrepublic Deutschland:
                (euro) 2,600,000       6.75% due 7/15/2004                  2,837,568      0.6
                (euro) 1,800,000       6.875% due 5/12/2005                13,031,566      2.7
                                                                          ------------------------
                                                                           34,090,482      7.1
--------------------------------------------------------------------------------------------------
Insurance                  5,918     Allianz AG (Registered Shares)         1,732,359      0.4
--------------------------------------------------------------------------------------------------
Telecommunica-            49,078     Mannesmann AG                         10,198,581      2.1
tions
--------------------------------------------------------------------------------------------------
Transportation--          48,680     Deutsche Lufthansa AG
Airlines                             (Registered Shares)                    1,071,381      0.2
--------------------------------------------------------------------------------------------------
                                     Total Investments in Germany          56,655,413     11.8
--------------------------------------------------------------------------------------------------

Italy

Banking                  437,497     Unicredito Italiano SpA                2,039,385      0.4
--------------------------------------------------------------------------------------------------
                                     Total Investments in Italy             2,039,385      0.4
--------------------------------------------------------------------------------------------------

Netherlands

Beverages &               19,749     Heineken NV                              954,398      0.2
Tobacco
--------------------------------------------------------------------------------------------------
Broadcasting &            83,130     Elsevier NV                              818,540      0.2
Publishing                38,849     Wolters Kluwer NV 'A'                  1,171,440      0.2
                                                                          ------------------------
                                                                            1,989,980      0.4
--------------------------------------------------------------------------------------------------
Chemicals                 25,031     Akzo Nobel NV                          1,071,051      0.2
--------------------------------------------------------------------------------------------------
Electrical &              15,006     Koninklijke (Royal) Philips
Electronics                          Electronics NV                         1,825,807      0.4
--------------------------------------------------------------------------------------------------
Energy Sources            36,571     Royal Dutch Petroleum Company          2,151,374      0.5
--------------------------------------------------------------------------------------------------
Food &                    30,653     Unilever NV 'A'                        1,688,121      0.4
Household
Products
--------------------------------------------------------------------------------------------------
Foreign                              Netherlands Government Bonds:
Government      (euro) 3,075,000        3% due 2/15/2002                    3,017,085      0.6
Obligations     (euro) 6,500,000        3.75% due 7/15/2009                 5,791,303      1.2
                                                                          ------------------------
                                                                            8,808,388      1.8
--------------------------------------------------------------------------------------------------
Insurance                 38,255     ING Groep NV                           2,151,070      0.4
--------------------------------------------------------------------------------------------------
                                     Total Investments in the Netherlands  20,640,189      4.3
--------------------------------------------------------------------------------------------------


                     November 30, 1999  20  Mercury Global Balanced Fund

                                                                               In US Dollars
                                                                          ------------------------
                    Shares Held/                                                        Percent of
Industries          Face Amount               Investments                    Value      Net Assets
--------------------------------------------------------------------------------------------------
EUROPE (continued)
==================================================================================================
Spain

Banking                  167,396     Banco Santander Central
                                     Hispano, SA                          $ 1,838,709      0.4%
--------------------------------------------------------------------------------------------------
Foreign         (euro) 7,400,000     Bonos Y Obligation Del Estado,
Government                           4.50% due 7/30/2004                    7,343,192      1.5
Obligations
--------------------------------------------------------------------------------------------------
Telecommuni-             122,757   + Telefonica SA                          2,555,877      0.5
cations                    2,742   + Telefonica SA (New)                       52,535      0.0
                                                                          ------------------------
                                                                            2,608,412      0.5
--------------------------------------------------------------------------------------------------
                                     Total Investments in Spain            11,790,313      2.4
--------------------------------------------------------------------------------------------------

Sweden

Appliances &              44,176     Electrolux AB 'B'                        862,934      0.2
Household Durables
--------------------------------------------------------------------------------------------------
Multi-Industry            27,319     Investor AB 'B'                          368,090      0.1
--------------------------------------------------------------------------------------------------
Construction &            24,442     Skandia Forsakrings AB                   585,308      0.1
Housing
--------------------------------------------------------------------------------------------------
                                     Total Investments in Sweden            1,816,332      0.4
--------------------------------------------------------------------------------------------------

Switzerland

Banking                    6,400     Credit Suisse Group
                                     (Registered Shares)                    1,197,033      0.3
--------------------------------------------------------------------------------------------------
Business/                  2,187     Adecco SA (Registered Shares)          1,398,327      0.3
Public Services
--------------------------------------------------------------------------------------------------
Food & Household             844     Nestle SA (Registered Shares)          1,518,627      0.3
Products
--------------------------------------------------------------------------------------------------
Health &                     626     Novartis AG (Registered Shares)          975,641      0.2
Personal Care                 83     Roche Holding AG                       1,001,886      0.2
                                                                          ------------------------
                                                                            1,977,527      0.4
--------------------------------------------------------------------------------------------------
                                     Total Investments in Switzerland       6,091,514      1.3
--------------------------------------------------------------------------------------------------

United Kingdom

Aerospace &              186,220     British Aerospace PLC                  1,063,423      0.2
Military Technology
--------------------------------------------------------------------------------------------------
Banking                   69,058     Barclays PLC                           1,989,670      0.4
                          77,091     HSBC Holdings PLC                        993,365      0.2
                         135,702     Lloyds TSB Group PLC                   1,733,484      0.4
                                                                          ------------------------
                                                                            4,716,519      1.0
--------------------------------------------------------------------------------------------------
Energy Sources           312,160     BP Amoco PLC                           3,170,198      0.7
--------------------------------------------------------------------------------------------------
Food &                    48,343     Unilever PLC                             352,442      0.1
Household Products
--------------------------------------------------------------------------------------------------


                    November 30, 1999  21  Mercury Global Balanced Fund

                                                                               In US Dollars
                                                                         -------------------------
                    Shares Held/                                                        Percent of
Industries          Face Amount               Investments                    Value      Net Assets
--------------------------------------------------------------------------------------------------
EUROPE (concluded)
==================================================================================================
United Kingdom (concluded)

Foreign        (pound) 3,050,000     United Kingdom Gilt, 6.75% due
Government                           11/26/2004                          $  5,014,389      1.0%
Obligations
--------------------------------------------------------------------------------------------------
Health &                  45,558     AstraZeneca Group PLC                  2,029,088      0.4
Personal Care            110,966     Glaxo Wellcome PLC                     3,317,218      0.7
                         115,656     SmithKline Beecham PLC                 1,542,768      0.3
                                                                         -------------------------
                                                                            6,889,074      1.4
--------------------------------------------------------------------------------------------------
Insurance                 96,371     Allied Zurich PLC                      1,164,331      0.2
                          81,886     CGU PLC                                1,238,288      0.3
                                                                         -------------------------
                                                                            2,402,619      0.5
--------------------------------------------------------------------------------------------------
Leisure/Tourism           90,062     Granada Group PLC                        738,308      0.2
--------------------------------------------------------------------------------------------------
Merchandising             50,146     Dixons Group PLC                       1,090,374      0.2
                          34,967     Kingfisher PLC                           322,274      0.1
                         546,956     Tesco PLC                              1,475,743      0.3
                                                                         -------------------------
                                                                            2,888,391      0.6
--------------------------------------------------------------------------------------------------
Metals/Non-Ferrous        34,768     Rio Tinto PLC (Registered Shares        680,728       0.1
--------------------------------------------------------------------------------------------------
Telecommuni-             163,690     British Telecommunications PLC         3,279,170      0.7
cations                  104,466     Cable & Wireless PLC                   1,338,626      0.3
                          99,742     Marconi PLC                            1,310,528      0.2
                         594,519     Vodafone AirTouch PLC                  2,794,114      0.6
                                                                         -------------------------
                                                                            8,722,438      1.8
--------------------------------------------------------------------------------------------------
Transportation--          85,468     The Peninsular and Oriental Steam
Shipping                             Navigation Company                     1,253,002      0.3
--------------------------------------------------------------------------------------------------
Utilities--              247,549     BG PLC                                 1,298,390      0.3
Electric & Gas
--------------------------------------------------------------------------------------------------
                                     Total Investments in the
                                     United Kingdom                        39,189,921      8.2
--------------------------------------------------------------------------------------------------
                                     Total Investments in Europe
                                     (Cost--$179,785,744)                 178,613,203     37.1
--------------------------------------------------------------------------------------------------

NORTH AMERICA
==================================================================================================
Canada

Foreign                              Canadian Government Bonds:
Government           C$6,300,000       7.25% due 6/01/2007                  4,555,429      0.9
Obligations          C$4,250,000       5.50% due 6/01/2009                  2,762,442      0.6
                                                                         -------------------------
                                                                            7,317,871      1.5
--------------------------------------------------------------------------------------------------
Telecommunications        34,700     Nortel Networks Corporation            2,567,800      0.6
--------------------------------------------------------------------------------------------------
                                     Total Investments in Canada            9,885,671      2.1
--------------------------------------------------------------------------------------------------


                   November 30, 1999  22  Mercury Global Balanced Fund

                                                                               In US Dollars
                                                                           -----------------------
                        Shares                                                          Percent of
Industries               Held                 Investments                      Value    Net Assets
--------------------------------------------------------------------------------------------------
NORTH AMERICA (continued)
==================================================================================================
United States

Aerospace &               54,700     The Boeing Company                    $  2,232,444    0.5%
Military                  63,100     United Technologies Corporation          3,565,150    0.7
Technology                                                                 -----------------------
                                                                              5,797,594    1.2
--------------------------------------------------------------------------------------------------
Automobiles               32,800     Ford Motor Company                       1,656,400    0.4
                          13,706     Safra Republic Holdings, SA                945,714    0.2
                                                                           -----------------------
                                                                              2,602,114    0.6
--------------------------------------------------------------------------------------------------
Banking                   57,100     Bank of America Corporation              3,340,350    0.7
                          57,100     FleetBoston Financial Corporation        2,159,094    0.4
                           8,500   + Mellon Bank Corporation                    309,719    0.1
                          86,600     Mellon Financial Corporation             3,155,488    0.7
                          59,500     U.S. Bancorp                             2,034,156    0.4
                                                                           -----------------------
                                                                             10,998,807    2.3
--------------------------------------------------------------------------------------------------
Beverages & Tobacco       98,200     PepsiCo, Inc.                            3,394,038    0.7
--------------------------------------------------------------------------------------------------
Business/                 58,300   + Microsoft Corporation                    5,305,300    1.1
Public Services           13,500   + Yahoo! Inc.                              2,873,813    0.6
                                                                           -----------------------
                                                                              8,179,113    1.7
--------------------------------------------------------------------------------------------------
Data Processing &         70,200   + Cisco Systems, Inc.                      6,256,575    1.3
Reproduction              21,900   + Citrix Systems, Inc.                     2,081,869    0.4
                          22,600   + EMC Corporation                          1,888,512    0.4
                           5,300   + VeriSign, Inc.                             984,475    0.2
                                                                           -----------------------
                                                                             11,211,431    2.3
--------------------------------------------------------------------------------------------------
Electrical &              76,300     General Electric Company                 9,919,000    2.1
Electronics
--------------------------------------------------------------------------------------------------
Electronic                71,800   + America Online, Inc.                     5,218,962    1.1
Components/               25,200   + Dell Computer Corporation                1,083,600    0.2
Instruments               22,600     Intel Corporation                        1,731,725    0.3
                          19,000   + JDS Uniphase Corporation                 4,345,062    0.9
                          32,100   + Nextel Communications, Inc. (Class A)    3,181,913    0.7
                          38,900     Texas Instruments Incorporated           3,736,831    0.8
                                                                           -----------------------
                                                                             19,298,093    4.0
--------------------------------------------------------------------------------------------------
Energy Equipment &        43,100     Halliburton Company                      1,667,431    0.3
Service
--------------------------------------------------------------------------------------------------
Energy Sources            22,600     Chevron Corporation                      2,001,512    0.4
                          35,800   + Exxon Mobil Corporation                  2,839,387    0.6
                          44,700     Mobil Corporation                        4,662,769    1.0
                          39,400     Texaco Inc.                              2,400,938    0.5
                                                                           -----------------------
                                                                             11,904,606    2.5
--------------------------------------------------------------------------------------------------
Financial Services        36,400     American Express Company                 5,507,775    1.1
                          76,750     Citigroup Inc.                           4,134,906    0.9
                                                                           -----------------------
                                                                              9,642,681    2.0
--------------------------------------------------------------------------------------------------


                     November 30, 1999  23  Mercury Global Balanced Fund

                                                                                 In US Dollars
                                                                            ----------------------
                       Shares Held/                                                     Percent of
Industries             Face Amount            Investments                       Value   Net Assets
--------------------------------------------------------------------------------------------------
NORTH AMERICA (concluded)
==================================================================================================
United States (concluded)

Food & Household          60,000     The Dial Corporation                   $  1,683,750   0.4%
Products                  41,400     The Procter & Gamble Company              4,471,200   0.9
                                                                            ----------------------
                                                                               6,154,950   1.3
--------------------------------------------------------------------------------------------------
Forest Products &         32,200     Weyerhaeuser Company                      1,972,250   0.4
Paper
--------------------------------------------------------------------------------------------------
Health & Personal         59,900     Bristol-Myers Squibb Company              4,376,444   0.9
Care                      34,200     The Estee Lauder Companies Inc.
                                     (Class A)                                 1,442,813   0.3
                          44,600     Johnson & Johnson                         4,627,250   1.0
                          20,000     Merck & Co., Inc.                         1,570,000   0.3
                          39,500     Pfizer Inc.                               1,429,406   0.3
                          53,900     Tyco International Ltd.                   2,159,369   0.4
                          56,900     Warner-Lambert Company                    5,103,219   1.1
                                                                            ----------------------
                                                                              20,708,501   4.3
--------------------------------------------------------------------------------------------------
Insurance                 36,800     American International Group, Inc.        3,799,600   0.8
--------------------------------------------------------------------------------------------------
Merchandising             43,600     The Home Depot, Inc.                      3,447,125   0.7
                          29,800   + Kohl's Corporation                        2,151,187   0.4
                         126,200   + The Kroger Co.                            2,689,638   0.6
                          56,200     Wal-Mart Stores, Inc.                     3,238,525   0.7
                         101,700     Walgreen Co.                              2,962,013   0.6
                                                                            ----------------------
                                                                              14,488,488   3.0
--------------------------------------------------------------------------------------------------
Telecommunications        80,200     AT&T Corp.                                4,481,175   0.9
                          75,400     Bell Atlantic Corporation                 4,773,762   1.0
                          36,100   + MCI WorldCom Inc.                         2,985,019   0.6
                          46,200     SBC Communications Inc.                   2,399,513   0.5
                          51,400     Sprint Corp. (FON Group)                  3,565,875   0.7
                          29,000   + Sprint Corp. (PCS Group)                  2,660,750   0.6
                                                                            ----------------------
                                                                              20,866,094   4.3
--------------------------------------------------------------------------------------------------
US Government     US$ 7,700,000      Federal Home Loan Mortgage
Agency                               Corporation, 5% due 1/15/2004             7,263,256   1.5
Obligations                          Federal National Mortgage Association:
                 (Y) 660,000,000       2.125% due 10/09/2007                   6,676,818   1.4
                   US$ 8,000,000       5.25% due 1/15/2009                     7,170,000   1.5
                                                                            ----------------------
                                                                              21,110,074   4.4
--------------------------------------------------------------------------------------------------
US Government                        US Treasury Bonds:
Obligations        US$ 2,450,000       11.75% due 11/15/2014                   3,372,204   0.7
                   US$ 1,620,000       8% due 11/15/2021                       1,881,727   0.4
                   US$ 3,440,000       6.125% due 8/15/2029                    3,367,450   0.7
                                                                            ----------------------
                                                                               8,621,381   1.8
--------------------------------------------------------------------------------------------------
                                     Total Investments in the United States  192,336,246  40.0
--------------------------------------------------------------------------------------------------
                                     Total Investments in North America
                                     (Cost--$187,139,341)                    202,221,917  42.1
--------------------------------------------------------------------------------------------------


                    November 30, 1999  24  Mercury Global Balanced Fund

                                                                                 In US Dollars
                                                                           -----------------------
                       Shares Held/                                                     Percent of
Industries             Face Amount              Investments                    Value    Net Assets
--------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA
==================================================================================================
Australia

Banking                   89,000     Colonial Limited                      $     354,795   0.1%
                          29,000     Commonwealth Bank of Australia              478,287   0.1
                                                                           -----------------------
                                                                                 833,082   0.2
--------------------------------------------------------------------------------------------------
Business/Public           11,000     Brambles Industries Limited                 301,754   0.1
Services
--------------------------------------------------------------------------------------------------
Electrical &              79,000     Telstra Corporation Limited                 460,090   0.1
Electronics
--------------------------------------------------------------------------------------------------
Foreign         A$     6,100,000     Australian Government Bonds, 7.50%
Government                           due 7/15/2005                             4,065,364   0.8
Obligations
--------------------------------------------------------------------------------------------------
Forest Products           61,000     Amcor Limited                               264,816   0.1
& Paper
--------------------------------------------------------------------------------------------------
Merchandising             44,000     Coles Myer Limited                          223,802   0.0
--------------------------------------------------------------------------------------------------
Metals/Non-Ferrous        46,000     Rio Tinto Limited                           805,749   0.2
--------------------------------------------------------------------------------------------------
Recreation & Other        29,000     TABCORP Holdings Limited                    197,989   0.0
Consumer Goods
--------------------------------------------------------------------------------------------------
                                     Total Investments in Australia            7,152,646   1.5
--------------------------------------------------------------------------------------------------

Hong Kong

Industrial--              74,000     Hutchison Whampoa Limited                   912,386   0.2
Components
--------------------------------------------------------------------------------------------------
Transportation--         309,000     Cathay Pacific Airways                      588,882   0.1
Airlines
--------------------------------------------------------------------------------------------------
Utilities--              418,000     Hong Kong and China Gas
Electric & Gas                       Company Ltd.                                543,633   0.1
--------------------------------------------------------------------------------------------------
                                     Total Investments in Hong Kong            2,044,901   0.4
--------------------------------------------------------------------------------------------------

Japan

Appliances &              23,800     Sony Corporation                          4,401,801   0.9
Household
Durables
--------------------------------------------------------------------------------------------------
Automobiles               77,000     Toyota Motor Corporation                  2,607,104   0.5
--------------------------------------------------------------------------------------------------
Banking       (Yen)  585,000,000     International Bank Reconstruction &
                                     Development, 2% due 2/18/2008             5,879,768   1.2
              (Yen)1,033,000,000     KFW International Finance, 2.05%
                                     due 9/21/2009                            10,200,266   2.1
                         145,000     The Sumitomo Bank, Ltd.                   2,220,618   0.5
                         223,000     The Tokai Bank Ltd.                       1,542,822   0.3
                                                                           -----------------------
                                                                              19,843,474   4.1
--------------------------------------------------------------------------------------------------
Chemicals                328,000     Asahi Chemical Industry Co., Ltd.         1,784,597   0.4
--------------------------------------------------------------------------------------------------


               November 30, 1999  25  Mercury Global Balanced Fund

                                                                                 In US Dollars
                                                                             ---------------------
                       Shares Held/                                                      Percent of
Industries             Face Amount              Investments                     Value    Net Assets
--------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA (concluded)
==================================================================================================

Japan (concluded)

Data Processing &         91,000    Fujitsu Limited                          $ 3,223,603   0.7%
Reproduction
--------------------------------------------------------------------------------------------------
Electrical &                 128    NTT Data Corporation                       3,118,896   0.7
Electronics
--------------------------------------------------------------------------------------------------
Electronic                 6,000    Fujitsu Support and Service Inc. (FSAS)    2,524,709   0.5
Components/               22,000    Murata Manufacturing Co., Ltd.             3,642,626   0.8
Instruments                                                                  ---------------------
                                                                               6,167,335   1.3
--------------------------------------------------------------------------------------------------
Financial Services       168,000    The Nomura Securities Co., Ltd.            2,992,074   0.6
--------------------------------------------------------------------------------------------------
Health & Personal         41,000    Takeda Chemical Industries, Ltd.           2,415,305   0.5
Care
--------------------------------------------------------------------------------------------------
Industrial--              80,000    Bridgestone Corp.                          1,972,796   0.4
Components               199,000    NSK Limited                                1,692,250   0.4
                                                                             ---------------------
                                                                               3,665,046   0.8
--------------------------------------------------------------------------------------------------
Machinery &               31,000    Komori Corporation                           608,230   0.1
Engineering              437,000    Sumitomo Heavy Industries, Ltd.            1,291,457   0.3
                                                                             ---------------------
                                                                               1,899,687   0.4
--------------------------------------------------------------------------------------------------
Metals/Non-Ferrous       529,000    Mitsubishi Materials Corporation           1,138,859   0.2
--------------------------------------------------------------------------------------------------
Metals--Steel            998,000    Nippon Steel Corporation                   2,246,208   0.5
--------------------------------------------------------------------------------------------------
Real Estate              233,000    Mitsubishi Estate Company, Limited         2,508,073   0.5
--------------------------------------------------------------------------------------------------
Telecommuni-                 160    NTT Mobile Communications
cations                             Network, Inc.                              5,605,245   1.2
                             267    Nippon Telegraph & Telephone
                                    Corporation (NTT)                          4,781,388   1.0
                                                                             ---------------------
                                                                              10,386,633   2.2
--------------------------------------------------------------------------------------------------
Textiles & Apparel        16,000    World Co., Ltd.                            2,115,275   0.4
--------------------------------------------------------------------------------------------------
Transportation--             253    East Japan Railway Company                 1,485,468   0.3
Road & Rail
--------------------------------------------------------------------------------------------------
                                    Total Investments in Japan                71,999,438  15.0
--------------------------------------------------------------------------------------------------
Singapore

Broadcasting &            28,000    Singapore Press Holdings Ltd.                524,750   0.1
Publishing
--------------------------------------------------------------------------------------------------
Transportation--          29,000    Singapore Airlines Limited                   293,313   0.1
Airlines
--------------------------------------------------------------------------------------------------
                                    Total Investments in Singapore               818,063   0.2
--------------------------------------------------------------------------------------------------
                                    Total Investments in the Pacific
                                    Basin/Asia (Cost--$61,964,448)            82,015,048  17.1
--------------------------------------------------------------------------------------------------


                     November 30, 1999  26  Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                  In US Dollars
                                                                            ------------------------
                           Face                Short-Term                                 Percent of
                          Amount               Securities                       Value     Net Assets
----------------------------------------------------------------------------------------------------
US Govern-                          US Treasury Bills:
ment                US$4,800,000      4.45% due 12/02/1999                   $ 4,799,396     1.0%
Obligations*           5,030,000      5.22% due 1/20/2000                      4,994,846     1.0
----------------------------------------------------------------------------------------------------
                                    Total Investments in
                                    Short-Term Securities
                                    (Cost--$9,794,242)                         9,794,242     2.0
                                                                            ========================
----------------------------------------------------------------------------------------------------
                                    Total Investments
                                    (Cost--$438,683,775)                     472,644,410    98.3

                                    Liabilities in Excess of Other Assets    (12,352,521)   (2.6)

                                    Unrealized Appreciation on
                                    Forward Foreign Exchange
                                    Contracts***                               4,315,227     0.9

                                    Time Deposits**                           16,145,000     3.4
                                                                            ------------------------
                                    Net Assets                              $480,752,116   100.0%
                                                                            ========================
----------------------------------------------------------------------------------------------------

+     Non-income producing security.
* Certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**    Time deposit bears interest at 5.687% and matures on 12/01/1999.
*** Forward foreign exchange contracts as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
Foreign                            Expiration                        Unrealized
Currency Purchased                    Date                          Depreciation
--------------------------------------------------------------------------------
(pound)  100,000                 January 2000                       $     (429)
--------------------------------------------------------------------------------
(US$ Commitment--$159,700)                                          $     (429)
                                                                    ----------
--------------------------------------------------------------------------------

                                                                    Unrealized
Foreign                           Expiration                       Appreciation
Currency Sold                        Date                         (Depreciation)
--------------------------------------------------------------------------------
A$       6,170,000               January 2000                       $  115,502
C$      10,900,000               January 2000                            1,225
Dkr     39,000,000               January 2000                          331,024
(euro)  66,550,000               January 2000                        4,257,203
(pound)  3,170,000               January 2000                          205,226
(Yen)2,282,000,000               January 2000                         (594,524)
--------------------------------------------------------------------------------
(US$ Commitment--$115,721,229)                                      $4,315,656
                                                                    ----------
--------------------------------------------------------------------------------
Total Unrealized Appreciation on
Forward Foreign Exchange
Contracts--Net                                                      $4,315,227
                                                                    ==========
--------------------------------------------------------------------------------

      See Notes to Financial Statements.


              November 30, 1999  27  Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 1999
--------------------------------------------------------------------------------

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

Assets:

Investments, at value (identified cost--$438,683,775)                           $472,644,410
Unrealized appreciation on forward foreign exchange contracts                      4,315,227
Cash                                                                                     690
Time deposits                                                                     16,145,000
Receivables:
 Securities sold                                                 $ 8,467,253
 Interest                                                          2,427,766
 Dividends                                                           393,597
 Contributions                                                       325,279
 Forward foreign exchange contracts                                   33,724      11,647,619
                                                                 -----------
Prepaid expenses                                                                      40,661
                                                                                ------------
Total assets                                                                     504,793,607
                                                                                ------------
--------------------------------------------------------------------------------------------

Liabilities:

Payables:
 Securities purchased                                             22,191,443
 Custodian bank                                                    1,048,979
 Withdrawals                                                         636,000
 Investment adviser                                                   32,104
 Forward foreign exchange contracts                                   12,122      23,920,648
                                                                 -----------
Accrued expenses and other liabilities                                               120,843
                                                                                ------------
Total liabilities                                                                 24,041,491
                                                                                ------------
--------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                      $480,752,116
                                                                                ============
--------------------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                               $442,565,362
Unrealized appreciation on investments and foreign
  currency transactions--net                                                      38,186,754
                                                                                ------------
Net assets                                                                      $480,752,116
                                                                                ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                  November 30, 1999  28  Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Period April 30, 1999+ to November 30, 1999
--------------------------------------------------------------------------------

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

Investment Income:

Interest and discount earned (net of $5,674 foreign withholding tax)                     $ 5,416,657
Dividends (net of $173,574 foreign withholding tax)                                        1,949,254
                                                                                         -----------
Total income                                                                               7,365,911
                                                                                         -----------
----------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                                $  1,578,240
Custodian fees                                                               149,905
Accounting services                                                           63,586
Trustees' fees and expenses                                                   23,859
Professional fees                                                             18,724
Offering costs                                                                 6,825
Pricing fees                                                                     849
Other                                                                          4,323
                                                                        ------------
Total expenses                                                                             1,846,311
                                                                                         -----------
Investment income--net                                                                     5,519,600
                                                                                         -----------
----------------------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:

Realized loss from:
  Investments--net                                                        (5,980,210)
  Foreign currency transactions--net                                        (512,975)     (6,493,185)
                                                                        ------------
Unrealized appreciation on:
  Investments--net                                                        33,960,635
  Foreign currency transactions--net                                       4,226,119      38,186,754
                                                                        ----------------------------
Net realized and unrealized gain on investments and foreign
  currency transactions                                                                   31,693,569
                                                                                         -----------
Net Increase in Net Assets Resulting from Operations                                     $37,213,169
                                                                                         ===========
----------------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                 November 30, 1999  29  Mercury Global Balanced Fund

STATEMENT OF CHANGES
IN NET ASSETS

For the Period April 30, 1999+ to November 30, 1999
--------------------------------------------------------------------------------

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------

Operations

Investment income--net                                                           $   5,519,600
Realized loss on investments and foreign currency transactions--net                 (6,493,185)
Unrealized appreciation on investments and foreign currency transactions--net       38,186,754
                                                                                 -------------
Net increase in net assets resulting from operations                                37,213,169
                                                                                 -------------
----------------------------------------------------------------------------------------------

Net Capital Contributions:

Increase in net assets derived from net capital contributions                      443,438,847
                                                                                 -------------
----------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                                       480,652,016
Beginning of period                                                                    100,100
                                                                                 -------------
End of period                                                                    $ 480,752,116
                                                                                 =============
----------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                 November 30, 1999  30  Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

The following ratios have been derived from information
provided in the financial statements.                            For the Period
                                                                 April 30, 1999+
                                                                to Nov. 30, 1999
--------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses                                                                 .70%*
                                                                 ===========
Investment income--net                                                  2.10%*
                                                                 ===========
--------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                         $   480,752
                                                                 ===========
Portfolio turnover                                                     71.04%
                                                                 ===========
--------------------------------------------------------------------------------
*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                  November 30, 1999  31  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

1     Significant Accounting Policies:

      Mercury Master Global Balanced Portfolio (the "Portfolio") is part of Mercury Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to seek to increase its return by hedging its holdings against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                  November 30, 1999  32  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

      o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.


                 November 30, 1999  33  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (f) Custodian bank--The Portfolio recorded an amount payable to the custodian bank reflecting an overdraft that resulted from a timing difference of security transaction settlements.

2     Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Mercury Asset Management International Ltd. ("Mercury International"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      Mercury International is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

      For the period April 30, 1999 to November 30, 1999, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $119 for security price quotations to compute the net asset value of the Fund.

      In addition, MLPF&S received $7,597 in commissions on the execution of portfolio security transactions for the Portfolio for the period April 30, 1999 to November 30, 1999.

      Accounting services are provided to the Portfolio by FAM at cost.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Asset Management Funds, Inc., Mercury International, FAM, PSI, and/or ML & Co.


                 November 30, 1999  34  Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

3     Investments:

      Purchases and sales of investments, excluding short-term securities, for the period April 30, 1999 to November 30, 1999 were $700,246,672 and $264,523,678, respectively.

      Net realized gains (losses) for the period April 30, 1999 to November 30, 1999 and net unrealized gains (losses) as of November 30, 1999 were as follows:

                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
      --------------------------------------------------------------------------
      Investments:
        Long-term                               $ (5,981,956)      $ 33,960,635
        Short-term                                     1,746                 --
                                                -------------------------------
      Total investments                           (5,980,210)        33,960,635
                                                -------------------------------
      Currency transactions:
        Forward foreign exchange contract           (134,631)         4,315,227
        Foreign currency transactions               (378,344)           (89,108)
                                                -------------------------------
      Total currency transactions                   (512,975)         4,226,119
                                                -------------------------------
      Total                                     $ (6,493,185)      $ 38,186,754
                                                ===============================
      --------------------------------------------------------------------------

      As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $32,105,178, of which $50,464,211 related to appreciated securities and $18,359,033 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $440,539,232.

4     Commitments:

      At November 30, 1999, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,763,000 and $6,405,000, respectively.

5     Capital Loss Carryforward:

      At November 30, 1999, the Portfolio had a net capital loss carryforward of approximately $4,188,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


              November 30, 1999  35  Mercury Global Balanced Fund

INDEPENDENT AUDITORS' REPORT

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================
The Board of Trustees and Shareholders,
Mercury Master Global Balanced Portfolio (One of the Series constituting
Mercury Asset Management Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Global Balanced Portfolio, including the schedule of investments, as of November 30, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 1999 (commencement of operations) to November 30, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Global Balanced Portfolio as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 1999 (commencement of operations) to November 30, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 18, 2000


               November 30, 1999  36  Mercury Global Balanced Fund

PORTFOLIO INFORMATION

WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 1999 (unaudited)
================================================================================
Ten Largest                                                          Percent of
Equity Holdings                                                      Net Assets
--------------------------------------------------------------------------------
Mannesmann AG                                                            2.1%
--------------------------------------------------------------------------------
General Electric Company                                                 2.1
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                      1.3
--------------------------------------------------------------------------------
NTT Mobile Communications
Network, Inc.                                                            1.2
--------------------------------------------------------------------------------
American Express Company                                                 1.1
--------------------------------------------------------------------------------
Nokia Oyj                                                                1.1
--------------------------------------------------------------------------------
Microsoft Corporation                                                    1.1
--------------------------------------------------------------------------------
Warner-Lambert Company                                                   1.1
--------------------------------------------------------------------------------
America Online, Inc.                                                     1.1
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone
Corporation (NTT)                                                        1.0
--------------------------------------------------------------------------------

Ten Largest Industries                                               Percent of
(Equity Investments)                                                 Net Assets
--------------------------------------------------------------------------------
Telecommunications                                                      11.5%
--------------------------------------------------------------------------------
Banking                                                                 10.0
--------------------------------------------------------------------------------
Health & Personal Care                                                   6.6
--------------------------------------------------------------------------------
Electronic Components/Instruments                                        5.3
--------------------------------------------------------------------------------
Electrical & Electronics                                                 5.0
--------------------------------------------------------------------------------
Merchandising                                                            4.4
--------------------------------------------------------------------------------
Energy Sources                                                           4.2
--------------------------------------------------------------------------------
Data Processing & Reproduction                                           3.0
--------------------------------------------------------------------------------
Financial Services                                                       2.6
--------------------------------------------------------------------------------
Insurance                                                                2.5
--------------------------------------------------------------------------------


             November 30, 1999  37  Mercury Global Balanced Fund

PORTFOLIO INFORMATION (CONCLUDED)

WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 1999 (unaudited)
================================================================================
Ten Largest                                                          Percent of
Fixed-Income Holdings                                                Net Assets
--------------------------------------------------------------------------------
Bundesrepublic Deutschland,
6.875% due 5/12/2005                                                     2.7%
--------------------------------------------------------------------------------
Bundesobligation, 5% due
8/20/2001                                                                2.2
--------------------------------------------------------------------------------
French Btan, 4.50% due 7/12/2002                                         2.2
--------------------------------------------------------------------------------
KFW International Finance,
2.05% due 9/21/2009                                                      2.1
--------------------------------------------------------------------------------
Bundesobligation, 3.25% due
2/17/2004                                                                1.6
--------------------------------------------------------------------------------
Bonos Y Obligation Del Estado,
4.50% due 7/30/2004                                                      1.5
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corporation, 5% due 1/15/2004                                            1.5
--------------------------------------------------------------------------------
Federal National Mortgage
Association, 5.25% due 1/15/2009                                         1.5
--------------------------------------------------------------------------------
Federal National Mortgage
Association, 2.125% due
10/09/2007                                                               1.4
--------------------------------------------------------------------------------
International Bank Reconstruction &
Development, 2% due 2/18/2008                                            1.2
--------------------------------------------------------------------------------

                                                                     Percent of
Asset Mix                                                            Net Assets
--------------------------------------------------------------------------------
Common Stock                                                            68.1%
--------------------------------------------------------------------------------
Fixed-Income Securities                                                 28.2
--------------------------------------------------------------------------------
Cash & Cash Equivalents                                                  3.7
--------------------------------------------------------------------------------
Total                                                                  100.0%
--------------------------------------------------------------------------------


               November 30, 1999  38  Mercury Global Balanced Fund

OFFICERS AND DIRECTORS

Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
  Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and
  Treasurer
Robert E. Putney, III, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


            November 30, 1999  39  Mercury Global Balanced Fund

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth and current income. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Global Balanced Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Portfolio is managed in two segments, an equity segment and a bond segment. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries. The Portfolio's neutral position consists of approximately 60% invested in stocks and 40% in bonds, although the Portfolio may vary each of these percentages up to 15% in either direction based on current economic and market conditions. The Fund's investment experience will correspond to the investment experience of the Portfolio.

Mercury Global Balanced Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper            MERCBAL--11/99